Exhibit 10 (e)
FOURTH AMENDMENT TO CREDIT AGREEMENT
     This Fourth Amendment to Credit Agreement (this “Fourth Amendment”) is entered into as of February 1, 2011, by and among Denbury Resources Inc., a Delaware corporation (“Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), and the financial institutions parties hereto as Banks (collectively, “Banks”, and each individually, a “Bank”).
WITNESSETH
     WHEREAS, Borrower, Administrative Agent, the other agents party thereto and Banks are parties to that certain Credit Agreement dated as of March 9, 2010 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to the amendments set forth in Section 1 and Section 2 of this Fourth Amendment);
     WHEREAS, pursuant to the Credit Agreement, Banks have made a Revolving Loan to Borrower and provided certain other credit accommodations to Borrower;
     WHEREAS, Borrower has advised Administrative Agent and Banks that Borrower intends to refinance its Permitted Subordinated Debt consisting of its $225,000,000 7.5% Senior Subordinated Notes Due 2013 and its $300,000,000 7.5% Senior Subordinate Notes Due 2015 during the first Fiscal Quarter of 2011;
     WHEREAS, Borrower has requested that Banks amend the Credit Agreement to permit it to refinance any and all of its Permitted Subordinated Debt from time to time and to make certain other changes to the Credit Agreement, in each case as more specifically described herein; and
     WHEREAS, subject to and upon the terms and conditions set forth herein, Banks have agreed to Borrower’s requests.
     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Banks hereby agree as follows:
Section 1. Fourth Amendment Effective Date Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended effective as of the Fourth Amendment Effective Date (defined below) in the manner provided in this Section 1.
     1.1 Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions of “Fourth Amendment”, “Fourth Amendment Effective Date” and “Refinancing Debt” which shall read in full as follows:

     “Fourth Amendment” means that certain Fourth Amendment to Credit Agreement dated as of February 1, 2011 among Borrower, Administrative Agent and Banks party thereto.
     “Fourth Amendment Effective Date” has the meaning given to such term in the Fourth Amendment.
     “Refinancing Debt” means Additional Permitted Subordinate Debt issued after the Fourth Amendment Effective Date which represents a refinancing or replacement of Permitted Subordinated Debt (including any future refinancing or replacement thereof permitted hereunder and regardless of whether such Debt is incurred contemporaneously with the repayment of such Debt being refinanced or replaced); provided, that (i) such Debt bears no greater than a market interest rate as of the time of its issuance (as determined in good faith by Borrower), (ii) any Liens securing such Debt are not extended to any additional property of any Credit Party, (iii) no Credit Party that is not obligated with respect to repayment of such Debt prior to such refinancing or replacement is required to become obligated with respect thereto, except in accordance with the terms of the documentation relating to such Debt being refinanced or replaced as in effect prior to the such refinancing or replacement, (iv) such refinancing or replacement does not result in a shortening of the average weighted maturity of such Debt so refinanced or replaced, and such refinancing or replacement does not result in any principal amount owing becoming due earlier than the date that is one year following the Termination Date, (v) the terms of any such refinancing or replacement are not less favorable to the obligor thereunder than the terms of the Debt being refinanced or replaced, (vi) the terms and conditions of such Debt must include subordination terms and conditions that are at least as favorable to Administrative Agent and Banks as those that were applicable to the Debt being refinanced or replaced, and (vii) at the time of such refinancing or replacement (1) no Default or Borrowing Base Deficiency exists on the date of any such refinancing (both prior to and after giving effect to any Restricted Payments being made in connection with such refinancing or replacement, if any), and (2) no Default or Borrowing Base Deficiency would result therefrom.
     1.2 Amendment to Definitions. The definitions of “Loan Papers”, “Permitted Subordinate Debt” and “Permitted Subordinate Debt Documents” contained in Section 1.1 of the Credit Agreement shall be amended and restated to read in full as follows:
     “Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Notes, each Facility Guarantee which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

     “Permitted Subordinate Debt” means, collectively, (a) Debt of Borrower resulting from the issue of the Onshore Senior Subordinated Notes, (b) Debt of Borrower resulting from the issue of Borrower’s $300,000,000 7.5% Senior Subordinated Notes Due 2015, (c) Debt of Borrower resulting from the issue of Borrower’s $426,350,000 9.75% Senior Subordinated Notes Due 2016, (d) the Encore Permitted Subordinate Debt, (e) the 2010 Senior Subordinated Notes Debt, and (f) Debt of any Credit Party resulting from the issuance or incurrence of any Additional Permitted Subordinate Debt (other than Refinancing Debt).
     “Permitted Subordinate Debt Documents” means, collectively, senior subordinated notes, all guarantees of any such notes, the indentures for each series or issue of any such notes and all other agreements, documents or instruments executed and delivered by any Credit Party in connection with, or pursuant to, the issuance of Permitted Subordinate Debt or Refinancing Debt. Permitted Subordinate Debt Documents expressly include Encore Permitted Subordinate Debt Documents.
     1.3 Amendment to Section 2.13 of the Credit Agreement. Section 2.13 of the Credit Agreement shall be amended and restated in its entirety as follows:
     “Section 2.13 Automatic Reduction of Borrowing Base. Simultaneously with the issuance or incurrence by any Credit Party of any Additional Permitted Subordinate Debt (other than Refinancing Debt) in accordance with Section 9.1(a)(ii)(A), the Borrowing Base shall be automatically reduced, without the need for any additional approval by Administrative Agent or Banks, by an amount equal to twenty-five percent (25%) of the principal amount of such Additional Permitted Subordinate Debt (other than Refinancing Debt) issued or incurred; provided, that Borrower shall notify Administrative Agent at least five (5) Domestic Business Days in advance of any such issuance or incurrence of Additional Permitted Subordinate Debt (other than Refinancing Debt). Promptly following any such reduction in the Borrowing Base, Administrative Agent shall notify Borrower and Banks of the amount of the Borrowing Base as reduced, which Borrowing Base shall remain in effect for all purposes of this Agreement until the next Redetermination of the Borrowing Base in accordance with Article IV or any additional reduction of the Borrowing Base in accordance with this Section 2.13.”
     1.4 Amendment to Section 9.1 of the Credit Agreement. Clauses (a), (d) and (e) of Section 9.1 of the Credit Agreement shall be amended to read in full as follows:
     “(a) Borrower may incur, become or remain liable for:
     (i) the Obligations;
     (ii) Permitted Subordinate Debt; provided, that:
          (A) Additional Permitted Subordinate Debt (other than Refinancing Debt) may not exceed an aggregate principal amount outstanding at any one time of $300,000,000, and contemporaneously with any issuance or incurrence thereof (1) the Borrowing Base shall be automatically reduced pursuant to and in accordance with Section 2.13 and (2) Borrower shall make any mandatory prepayment required by with Section 2.6(b), if applicable;
          (B) the sum of the 2010 Senior Subordinated Notes Debt and the Encore Permitted Subordinate Debt outstanding at any time after the Encore Notes Outside Redemption Date may not exceed an aggregate principal amount of $1,250,000,000; and
          (C) the Encore Permitted Subordinate Debt outstanding under the issuances of Debt described in clauses (a), (b) and (d) of the definition of “Encore Senior Subordinated Notes” at any time after the Fourth Amendment Effective Date may not exceed an aggregate principal amount of $5,000,000;
     (iii) other unsecured Debt in an aggregate amount outstanding at any time not to exceed $40,000,000;”
     “(d) Borrower or Onshore, as the case may be without duplication, may incur, become or remain liable for Refinancing Debt; provided, that;
     (i) (A) the sum of the aggregate principal amount of Refinancing Debt plus the Permitted Subordinate Debt (other than Additional Permitted Subordinate Debt) outstanding at any time after the Fourth Amendment Effective Date may not exceed (B) the sum of the aggregate principal amount of Permitted Subordinate Debt outstanding on the Fourth Amendment Effective Date plus any customary out-of-pocket costs, fees and expenses reasonably incurred by Borrower or Onshore, as applicable, in connection with the issuance of Refinancing Debt plus accrued and unpaid interest on Debt being refinanced and paid in connection with any issuance of Refinancing Debt; and
     (ii) (A) the sum of the aggregate principal amount of Refinancing Debt plus the Permitted Subordinate Debt outstanding at any time after the Fourth Amendment Effective Date may not exceed (B) the sum of the aggregate principal amount of Permitted Subordinate Debt outstanding on the Fourth Amendment Effective Date plus any customary out-of-pocket costs, fees and expenses reasonably incurred by Borrower or Onshore, as applicable, in connection with the issuance of Refinancing Debt plus accrued and unpaid interest on Debt being refinanced and paid in connection with any issuance of Refinancing Debt plus $300,000,000;”
     “(e) Borrower or any Restricted Subsidiary may incur, become and remain liable for Permitted Subordinate Debt or Refinancing Debt as a guarantor; provided, that (i) such Guarantees of Permitted Subordinate Debt or Refinancing

Debt shall be subordinated to the Obligations pursuant to subordination provisions approved by Majority Banks, such approval to not be unreasonably withheld, and (ii) prior to the execution and delivery by any Restricted Subsidiary of any Guarantee of Permitted Subordinate Debt or Refinancing Debt, such Restricted Subsidiary shall have executed and delivered to Administrative Agent for the ratable benefit of Banks a Facility Guarantee, and all the Equity of such Restricted Subsidiary owned by any Credit Party shall have been pledged to Administrative Agent pursuant to the Borrower Pledge Agreement or a Subsidiary Pledge Agreement; and”
     1.5 Amendment to Section 9.2 of the Credit Agreement. Clauses (f) and (g) of Section 9.2 of the Credit Agreement shall be amended to read in full as follows:
     “(f) Borrower may make Restricted Payments on Permitted Subordinate Debt or Refinancing Debt with the net cash proceeds from one or more Equity offerings pursuant to, and in accordance with, Section 5 of the securities evidencing such Permitted Subordinate Debt (or corresponding provision of any Refinancing Debt) so long as no Default or Borrowing Base Deficiency exists on the date of any such Restricted Payments (both prior to and after giving effect to such Restricted Payments), and no Default or Borrowing Base Deficiency would result therefrom;”
     “(g) Borrower or Onshore, as the case may be without duplication, may make Restricted Payments (i) on the Onshore Senior Subordinated Notes to redeem such notes in full at maturity, (ii) in an aggregate amount not to exceed $200,000,000 on Debt outstanding under the Onshore Senior Subordinated Notes and/or Borrower’s $300,000,000 7.5% Senior Subordinated Notes Due 2015 to redeem such notes in part prior to maturity, and/or (iii) in an aggregate amount not to exceed $5,000,000 on Debt outstanding under the issuances of Debt described in clauses (a), (b) and (d) of the definition of “Encore Senior Subordinated Notes” to redeem such notes, in each such case solely in accordance with the terms of the applicable Permitted Subordinate Debt Documents so long as (A) no Default or Borrowing Base Deficiency exists on the date of any such Restricted Payments (both prior to and after giving effect to such Restricted Payments), (B) no Default or Borrowing Base Deficiency would result therefrom, and (C) Availability as of the date thereof equals or exceeds twenty percent (20%) of the Borrowing Base then in effect (both prior to and after giving effect to such Restricted Payments); provided, that Borrower and/or Onshore may refinance or replace Permitted Subordinate Debt outstanding as of the Fourth Amendment Effective Date pursuant to Section 9.1(d), including, without limitation, the Onshore Senior Subordinated Notes, Borrower’s $300,000,000 7.5% Senior Subordinated Notes Due 2015, and/or the Encore Permitted Subordinate Debt;”
Section 2. Conditions Precedent to Fourth Amendment Effective Date Amendments. The amendments contained in Section 1 hereof shall be effective on the date that each of the following conditions precedent is satisfied (the “Fourth Amendment Effective Date”):

     2.1 Counterparts. Administrative Agent shall have received counterparts hereof duly executed by Borrower and Majority Banks and acknowledged by each Restricted Subsidiary (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telecopy, or other written confirmation from such party of execution of a counterpart hereof by such party).
     2.2 No Default; No Borrowing Base Deficiency. No Default or Event of Default shall have occurred which is continuing, and no Borrowing Base Deficiency then exists.
     2.3 Other Documents. Administrative Agent shall have been provided with such documents, instruments and agreements, and Borrower shall have taken such actions, in each case as Administrative Agent may reasonably require in connection with this Fourth Amendment and the transactions contemplated hereby.
Section 3. Representations and Warranties. To induce Banks and Administrative Agent to enter into this Fourth Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows on the Fourth Amendment Effective Date:
     3.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Papers is true and correct in all material respects on the date hereof and will be true and correct in all material respects after giving effect to the amendments set forth in Section 1 hereof, except that any representation or warranty that is qualified by “material” or “Material Adverse Effect” references therein shall be true and correct in all respects.
     3.2 Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this Fourth Amendment are within Borrower’s corporate or organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Borrower or any other Credit Party other than Liens securing the Obligations.
     3.3 Validity and Enforceability. This Fourth Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.
     3.4 No Defense. Borrower acknowledges that Borrower has no defense to (a) Borrower’s obligation to pay the Obligations when due, or (b) the validity, enforceability or binding effect against Borrower of the Credit Agreement or any of the other Loan Papers or any Liens intended to be created thereby.
Section 4. Miscellaneous.
     4.1 No Waivers. No failure or delay on the part of Administrative Agent or Banks to exercise any right or remedy under the Credit Agreement, any other Loan Papers or applicable law shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Loan Papers and applicable law.
     4.2 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.
     4.3 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Fourth Amendment and all related documents.
     4.4 Parties in Interest. All of the terms and provisions of this Fourth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     4.5 Counterparts. This Fourth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Fourth Amendment until Borrower, Majority Banks and each Restricted Subsidiary (as such term is defined prior to giving effect to the amendments in Section 2 hereof) have executed a counterpart. Facsimiles shall be effective as originals.
     4.6 Complete Agreement. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
     4.7 Headings. The headings, captions and arrangements used in this Fourth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fourth Amendment, nor affect the meaning thereof.
     4.8 Governing Law. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER: DENBURY RESOURCES INC., a Delaware corporation
By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Senior Vice President and Chief Financial Officer

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     Each of the undersigned (i) consent and agree to this Fourth Amendment, and (ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

DENBURY GATHERING & MARKETING, INC., a Delaware corporation
By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Senior Vice President and Chief Financial Officer

DENBURY HOLDINGS, INC., a Delaware corporation (f/k/a Denbury Encore Holdings Inc.)
By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Senior Vice President and Chief Financial Officer

DENBURY OPERATING COMPANY, a Delaware corporation (f/k/a EAP Properties, Inc. and successor-by-merger to a previous “Denbury Operating Company”)
By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Senior Vice President and Chief Financial Officer

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DENBURY ONSHORE, LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Senior Vice President and Chief Financial Officer

DENBURY MARINE, L.L.C., a Louisiana limited liability company
By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Senior Vice President and Chief Financial Officer

DENBURY PIPELINE HOLDINGS, LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Senior Vice President and Chief Financial Officer

DENBURY GREEN PIPELINE-TEXAS, LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Senior Vice President and Chief Financial Officer

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DENBURY GULF COAST PIPELINES, LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Senior Vice President and Chief Financial Officer

GREENCORE PIPELINE COMPANY LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Senior Vice President and Chief Financial Officer

DENBURY AIR, LLC, a Delaware limited liability company (f/k/a EAP Operating, LLC)
By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Senior Vice President and Chief Financial Officer

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ADMINISTRATIVE AGENT/BANK: JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Bank
By:	/s/ Brian P. Orlando
Name:	Brian P. Orlando
Title:	Authorized Officer

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BANKS: BANK OF AMERICA, N.A.
By:	/s/ Stephen J. Hoffman
Name:	Stephen J. Hoffman
Title:	Managing Director

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BANKS: BNP PARIBAS
By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Vice President

By:	/s/ Ard Hawthorne
Name:	Ard Hawthorne
Title:	Director

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BANKS: THE BANK OF NOVA SCOTIA
By:	/s/ Marc Graham
Name:	Marc Graham
Title:	Director

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BANKS: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Director

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Associate

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BANKS: ROYAL BANK OF CANADA
By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

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BANKS: WELLS FARGO BANK, N.A.
By:	/s/ Thomas E. Stelmar, Jr.
Name:	Thomas E. Stelmar, Jr.
Title:	Vice President/Portfolio Manager

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BANKS: UBS LOAN FINANCE, LLC
By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director

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BANKS: UNION BANK, N.A.
By:	/s/ Douglas Gale
Name:	Douglas Gale
Title:	Vice President

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BANKS: CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (f/k/a CALYON NEW YORK BRANCH)
By:	/s/ Darrell Stanley
Name:	Darrell Stanley
Title:	Managing Director

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Director

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BANKS: BANK OF SCOTLAND plc
By:	/s/ Julia R. Franklin
Name:	Julia R. Franklin
Title:	Assistant Vice President

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BANKS: COMPASS BANK
By:	/s/ Spencer Stasney
Name:	Spencer Stasney
Title:	Vice President

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BANKS: CAPITAL ONE, N.A.
By:	/s/ Peter Shen
Name:	Peter Shen
Title:	Vice President

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BANKS: COMERICA BANK
By:	/s/ Dustin S. Hansen
Name:	Dustin S. Hansen
Title:	Senior Vice President

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BANKS: ING CAPITAL LLC
By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Director

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BANKS: SUNTRUST BANK
By:	/s/ Gregory C. Magnuson
Name:	Gregory C. Magnuson
Title:	Vice President

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BANKS: CIBC INC.
By:	/s/ Trudy W. Nelson
Name:	Trudy W. Nelson
Title:	Authorized Signatory

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

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BANKS: KEYBANK NATIONAL ASSOCIATION
By:	/s/ Todd Coker
Name:	Todd Coker
Title:	Vice President

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BANKS: U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Vice President

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BANKS: SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ Masakazu Hasegawa
Name:	Masakazu Hasegawa
Title:	General Manager

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BANKS: FIFTH THIRD BANK
By:	/s/ Mike Mendenhall
Name:	Mike Mendenhall
Title:	Vice President

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BANKS: ALLIED IRISH BANKS p.l.c.
By:	/s/ Aidan Lanigan
Name:	Aidan Lanigan
Title:	Vice President

By:	/s/ Marc Pierron
Name:	Marc Pierron
Title:	Assistant Vice President

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BANKS: STERLING BANK
By:	/s/ Parul June
Name:	Parul June
Title:	Banking Officer

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BANKS: GOLDMAN SACHS BANK USA
By:	/s/ Lauren Day
Name:	Lauren Day
Title:	Authorized Signatory

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